Q1 2021 Supplemental Data Progress Financial Results

2© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Legal Notice This presentation contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this presentation include, but are not limited to, statements regarding Progress’s strategy; acquisitions; future revenue growth, operating margin and cost savings; strategic partnering and marketing initiatives; and other statements regarding the future operation, direction, prospects and success of Progress’s business. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation: ▪ Economic, geopolitical and market conditions can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. ▪ We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, or a decline in our renewal rates for contracts. ▪ Our ability to successfully manage transitions to new business models and markets, including an increased emphasis on a cloud and subscription strategy, may not be successful. ▪ If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our existing products and services in a timely manner to meet market demand, partners and customers may not purchase new software licenses or subscriptions or purchase or renew support contracts. ▪ We depend upon our extensive partner channel and we may not be successful in retaining or expanding our relationships with channel partners. ▪ Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. ▪ If the security measures for our software, services, other offerings or our internal information technology infrastructure are compromised or subject to a successful cyber-attack, or if our software offerings contain significant coding or configuration errors, we may experience reputational harm, legal claims and financial exposure. ▪ We have made acquisitions, and may make acquisitions in the future, and those acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. ▪ Delay or failure to realize the expected synergies and benefits of the Chef acquisition could adversely impact our future results of operations and financial condition. ▪ The continuing impact of the coronavirus disease (COVID-19) outbreak on our employees, customers, partners, and the global financial markets could adversely affect our business, results of operations and financial condition For further information regarding risks and uncertainties associated with our business, please refer to our filings with the Securities and Exchange Commission. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this presentation, except for statements relating to Progress' projected results for the quarter ended February 28, 2021 and fiscal year ended November 30, 2021, which speak only as of March 25, 2021. Finally, during this presentation we will be referring to non-GAAP financial measures such as non-GAAP revenue, non-GAAP income from operations and operating margin, adjusted free cash flow and non-GAAP diluted earnings per share. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation between non-GAAP and the most directly comparable GAAP financial measures appears in our earnings press release for the fiscal quarter ended February 28, 2021 and is available in the Investor Relations section of our Web site.

3© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. What: Progress Q1 2021 Financial Results Conference Call When: Thursday, March 25th, 2021 Time: 5:00 p.m. ET Live Call: 1-800-367-2403, pass code 3276569 Live / Recorded Webcast: http://investors.progress.com Conference Call Details

4© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. • Strong Financial Results — Non-GAAP Revenue, non-GAAP EPS and Free Cash Flow all above high end of guidance range – Results driven by top-line strength across all products, most notably OpenEdge – Chef exceeding our expectations on the top and bottom line as integration proceeds ahead of plan – Stable, durable top line driven by continued increase in recurring revenue mix — Top-line strength helped fuel operating margin above 40% • Products and Customer Experience — Portfolio of products fully addresses the application lifecycle of develop, deploy and manage — Continued investment to enhance and expand product set to ensure we’re delivering superior value to customers • M&A efforts continue unabated; growth in pipeline, expansion of sourcing channels and enhanced capabilities aimed at large and growing DevOps market opportunity Summary Highlights

5© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Leverage the Cloud Opportunity MOVEit Sitefinity CorticonOpenEdge Chef DataDirect

6© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. The Evolving Application / Technology Team Developers IT Ops DevOps Designers Data AnalystsBusiness Analysts Data Scientists DevSecOps QA

7© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Progress is a trusted provider of the best products to develop, deploy and manage high-impact business applications

8© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. M&A Framework --- Goal is to double the size of the company in 5 years --- Accretive M&A enables us to add scale and cash flows, and generate strong shareholder returns ▪ Target acquisition profile: ➢ Complementary to our business (product, audience, and growth profile) ➢ Significant recurring revenue and excellent retention rates ➢ Cost synergistic and accretive ➢ Operating margins after synergies that are consistent with our overall margins ➢ ROIC above our weighted average cost of capital

9© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Progress Investment Highlights Durable, predictable financial model High-quality revenue base and highly recurring revenue model Accretive M&A and operational efficiencies driving margin improvement Track record of successful acquisition integration and synergy achievement Delivering meaningful earnings per share and free cash flow growth Disciplined and shareholder-friendly capital allocation strategy

10© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Q1 2021 Results Q1 2021 Outlook (1/14/2021) GAAP Revenue $121 M $109 M - $113 M Non-GAAP Revenue $132 M $119 M - $123 M GAAP earnings per share (Diluted) $0.42 $0.21 - $0.25 Non-GAAP earnings per share (Diluted) $0.95 $0.72 - $0.76 GAAP Operating Margin 23% Not guided Non-GAAP Operating Margin 43% Not guided Adjusted Free Cash Flow $47 M Not guided Summary Q1 2021 Financial Results

11© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. $379 $432 $456 $523 $0 $150 $300 $450 $600 2018 2019 2020 2021 (F)* Revenue (non GAAP) Driving Total Growth ➢ 2021(F)* revenue growth of 15% ➢ Revenue CAGR of 11.3% 2018 – 2021(F)* * Represents our 2021 guidance or the mid-point of our 2021 guidance range

12© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. 74% 78% 80% >80% 70% 75% 80% 85% 90% $ $150 $300 $450 $600 2018 2019 2020 2021 (F)* Recurring Revenue Non Recurring Revenue % Recurring Increasing Mix of Recurring Revenue ➢ High percentage of recurring revenue ➢ Subscription-based revenue models associated with on-prem and SaaS offerings ➢ Recurring revenue CAGR of 15.7% 2018 – 2021(F)* ➢ Recurring revenue mix expected to move higher * Represents our 2021 guidance or the mid-point of our 2021 guidance range

13© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. $134 $162 $183 $201 $0 $50 $100 $150 $200 $250 2018 2019 2020 2021 (F)* Operating Income (non GAAP) Growing Profitability ➢ Consistent growth in operating income CAGR 14.5% 2018 – 2021(F)* ➢ Best-in-class operating margins consistently above 35%

14© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. What it is and what it’s not It is: ➢ The annualized value of all recurring revenue related contracts in place at the end of the period. ➢ An operating metric that should be viewed independently of revenue and deferred revenue. It is not: ➢ Intended to be combined with or replace revenue and deferred revenue ➢ A forecast of future revenue What’s included and excluded Included: ➢ Maintenance Revenue ➢ Subscription revenue derived from hosted/SaaS solutions and on prem term license arrangements Excluded: ➢ Revenue reported as perpetual license ➢ Non-Recurring professional services Introducing Annualized Recurring Revenue (ARR)

15© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Introducing Net Dollar Retention Rate It is: ➢ A calculation (detailed below) which attempts to capture all potential customer actions ➢ An operating metric that should be viewed independently of revenue It is not: ➢ Intended to be combined with or replace revenue and deferred revenue ➢ Meant to be a forecast of future revenue What it is and what it’s not Beginning ARR - ARR Churn - ARR on Customer Contracts that have declined in value (down-sell) + ARR on Customer Contracts that have increased in value (up-sell) Beginning ARR

16© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. $355 99.1% 98.8% 55.0% 65.0% 75.0% 85.0% 95.0% 105.0% $250 $300 $350 $400 $450 $500 Q1'20 Q1'21 ARR Chef Net $ Retention TTM Annualized Recurring Revenue (amounts reported in constant currency) $432 Note: ARR is a Non-GAAP operating metric and does not have a standardized definition. It is therefore unlikely to be comparable to similarly titled measures presented by other companies. ARR should be viewed independently of revenue and deferred revenue and is not intended to be combined with or to replace either of those items. ARR is not a forecast and the active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by our customers. $422 $432 99.6% 98.8% 55.0% 65.0% 75.0% 85.0% 95.0% 105.0% $250 $300 $350 $400 $450 $500 Q1'20 Q1'21 ARR Net $ Retention TTM “As Reported” Chef adds less than $80M of ARR ARR growth = 22 % year-over-year Net Retention Rate has ranged between 97%-100% “Pro Forma” Chef ARR included in both periods presented ARR growth = 2.4 % year-over-year Net Retention Rate has ranged between 97%-100%

17© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Capital Allocation Focus • Continue to return capital to shareholders in the form of dividends • Accretive M&A that meets our disciplined criteria • Repurchase shares to offset dilution from our equity programs — Existing authorization $250M; $175M remaining — Flexibility to increase, reduce or suspend repurchases, depending on market conditions and size and timing of M&A Primary focus Share Repurchases $373 Cash Dividends $115 Debt Principal Payments $62 Capital Spending $28 Acquisitions $516 Capital Allocation 2016 – Q1 2021 Share repurchase authorization • Current total: $250M • Remaining: $175M

18© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Business Outlook (as of March 25, 2021) Q2 2021 Current Outlook FY 2021 Prior Outlook (As of 1/14/2021) FY 2021 Current Outlook Non-GAAP Revenue $119 M – $123 M $513 M – $521 M $519 M – $527 M Non-GAAP EPS $0.72 – $0.74 $3.22 – $3.28 $3.38 – $3.42 Non-GAAP Operating Margin Not guided 37% 38% Non-GAAP Adjusted Free Cash Flow Not guided $150 M – $155 M $155 M – $160 M Non-GAAP Effective Tax Rate Not guided 20% 20%

Supplemental Financial Information * * The following supplemental financial information is presented on a GAAP basis. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP numbers can be found in the financial results press release that we issued today.

20© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Results of Operations by Segment (Unaudited) (1)The following expenses are not allocated to our segments as we manage and report our business in these functional areas on a consolidated basis only: certain product development and corporate sales and marketing expenses, customer support, administration, amortization of acquired intangibles, stock-based compensation, restructuring, and acquisition-related expenses.

21© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Supplemental Revenue Information (Unaudited)

22© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Other NON-GAAP Financial Measures (Unaudited)